UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2251 Corporate Park Drive	Herndon	VA	20171
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MANT	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

(c)

On July 28, 2020, ManTech International Corporation (Company) entered into indemnification agreements, in substantially the form attached as Exhibit 10.1 to this Current Report on Form 8-K (Indemnification Agreement), with each person currently serving on the Company’s Board of Directors (each, an Indemnitee). The Indemnification Agreement is also intended for use by the Company for any indemnification agreements entered into by the Company with, or on behalf of, directors or senior officers in the future where the Board of Directors deems appropriate and in the best interest of the Company and its stockholders.

Under each Indemnification Agreement, in the event an Indemnitee was, is, or becomes subject to, a party to or witness or other participant in, or is threatened to be made subject to, a party to or witness or other participant in, a Claim (as defined in the Indemnification Agreement) by reason of (or arising in whole or in part out of or related to) an Indemnifiable Event (as defined in the Indemnification Agreement), the Company shall indemnify Indemnitee, or cause Indemnitee to be indemnified, to the fullest extent permitted by Delaware law in effect on the date hereof and as amended from time to time (provided, however, that no change in Delaware law shall have the effect of reducing the benefits available to Indemnitee under the Indemnification Agreement). Additionally, the Indemnification Agreement defines key terms, such as “Expenses” and “Claims,” and sets forth detailed processes related to determinations of an Indemnity’s entitlement to indemnification, time line and procedures regarding the advancement of Expenses (as defined in the Indemnification Agreement), and details the scope and limitation of such rights.

The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the form of the Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ManTech International Corporation

Date: August 3, 2020	By:	/s/ Michael R. Putnam
Michael R. Putnam
SVP – Corporate & Regulatory Affairs